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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                  JUNE 4, 2002




                                TECO ENERGY INC.
             (Exact name of registrant as specified in its charter)



             FLORIDA                     1-8180                  59-2052286
  (State or other jurisdiction      (Commission File            (IRS Employer
       of incorporation)                 Number)             Identification No.)




                 702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of TECO Energy, Inc. previously filed with the Securities and Exchange Commission (File No. 333-83958), which Registration Statement was declared effective by the Commission on May 6, 2002, TECO Energy, Inc. is filing an Underwriting Agreement dated June 4, 2002 between TECO Energy, Inc. and UBS Warburg LLC and Credit Suisse First Boston Corporation, as representatives of the several underwriters named therein, as
Exhibit 1.2 to such Registration Statement and the opinion of Palmer & Dodge LLP, regarding the validity of the common stock to be sold by TECO Energy, Inc. pursuant to such Underwriting Agreement, as Exhibit 5.6 to such Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  1.2 Underwriting Agreement dated June 4, 2002 between TECO Energy, Inc. and UBS Warburg LLC and Credit Suisse First Boston Corporation, as representatives of the several underwriters named in Schedule A thereto. Filed herewith.

                  5.6      Opinion of Palmer & Dodge LLP.  Filed herewith.

                  23.7 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 5, 2002                     TECO ENERGY, INC.


                                  By:  /s/ Robert D. Fagan
                                       ----------------------------------------
                                       Robert D. Fagan
                                       Chairman of the Board
                                       President and Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

1.2 Underwriting Agreement dated June 4, 2002 between TECO Energy, Inc. and UBS Warburg LLC and Credit Suisse First Boston Corporation, as representatives of the several underwriters named thereto. Filed herewith.

5.6               Opinion of Palmer & Dodge LLP.  Filed herewith.

23.7 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).